Exhibit 99.1

PERINI SHAREHOLDERS APPROVE NAME CHANGE TO TUTOR PERINI CORPORATION

--NYSE Trading Symbol to Change to TPC, Effective June 1—

--Shareholders Also Elect Three Directors and Approve Other Proposals--

FRAMINGHAM, Mass.—May 28, 2009—Reflecting the successful integration of businesses following its merger last year with Tutor-Saliba Corporation, Perini Corporation (NYSE: PCR), a leading building, civil construction and construction management company, today announced that its shareholders have approved the change of the Company’s name from Perini Corporation to Tutor Perini Corporation. In conjunction with the name change, the Company’s trading symbol on the New York Stock Exchange will be changed to TPC, effective June 1, 2009.

Chairman and CEO Ronald N. Tutor said, “This name change reflects both the successful merger in 2008 with Tutor-Saliba Corporation, which has positioned the Company to respond to changing market conditions and capitalize on long-term growth opportunities in civil infrastructure, as well as the ongoing evolution of the Company’s business into a more integrated and geographically diversified general contractor capable of leading the industry in civil infrastructure and building markets, for both public and private customers.”

Tutor Perini subsidiaries — Perini Building Company, Perini Management Services, Rudolph and Sletten, James A. Cummings, Inc., Tutor-Saliba, Desert Plumbing and Heating, Powerco, Black Construction, Cherry Hill Construction and the Company’s newest acquisition, Keating Building Corporation — will continue to operate under their respective names, which have proven to be valuable assets for Tutor Perini’s customers.

In addition to the name change, shareholders also elected three Class I directors to three-year terms, approved the selection of Deloitte & Touche LLP as the Company’s auditors for the fiscal year ending December 31, 2009, approved certain performance goals and annual grant limitations under the 2004 Stock Option and Incentive Plan, and approved the 2009 General Incentive Compensation Plan.

About Tutor Perini Corporation

Tutor Perini Corporation is a leading construction services company offering diversified general contracting, construction management and design/build services to private clients and public agencies throughout the world. We have provided construction services since 1894 and have established a strong reputation within our markets by executing large complex projects on time and within budget while adhering to strict quality control measures.

We offer general contracting, pre-construction planning and comprehensive project management services, including the planning and scheduling of the manpower, equipment, materials and subcontractors required for a project. We also offer self-performed construction services including excavation, concrete forming and placement, steel erection, electrical and mechanical services, plumbing and HVAC. We are known for our hospitality industry projects, municipal offices, sports and entertainment, educational, transportation, healthcare, biotech, pharmaceutical and high-tech facilities, as well as large and complex civil construction projects and construction management services to U.S. military and government agencies.

FORWARD LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including without limitation, statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the Company's ability to successfully and timely complete construction projects; the Company’s ability to convert backlog into revenue; the potential delay, suspension, termination, or reduction in the scope of a construction project; the outcomes of pending or future litigation, arbitration or other dispute resolution proceedings; the availability of borrowed funds on terms acceptable to the Company; the ability to retain certain members of management; the ability to obtain surety bonds to secure its performance under certain construction contracts; possible labor disputes or work stoppages within the construction industry; changes in federal and state appropriations for infrastructure projects; possible changes or developments in worldwide or domestic political, social, economic, business, industry, market and regulatory conditions or circumstances; and actions taken or not taken by third parties, including the Company’s customers, suppliers, business partners, and competitors and legislative, regulatory, judicial and other governmental authorities and officials. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contact Information

Kekst and Company

Douglas Kiker, 212-521-4800

or

Tutor Perini Corporation

Kenneth R. Burk, 818-362-8391

Executive Vice President & Chief Financial Officer